UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004

         ------------------------------------------

                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                      OCTOBER 28, 1999

              INFINITY BROADCASTING CORPORATION
         ------------------------------------------
                (Exact name of registrant as
                  specified in its charter)


      Delaware                            13-4030071
-------------------------               ---------------
(State or other jurisdiction-           (IRS Employer
   of incorporation)                    Identification
Number)



   40 West 57th Street, New York, NY                 10019
  --------------------------------------------------------
  (Address of principal executive offices)      (Zip Code)


                       (212) 314-9200
                      ----------------
    (Registrant's telephone number, including area code)




Item 5. Other Events
        ------------

     On October 28, 1999, the Registrant issued a press release concerning earnings for the quarter and year-to-date ended September 30, 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the Condensed Consolidated Statement of Earnings for the quarter and year-to-date ended September 30, 1999 and 1998 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
       ------------------------------------------
     (c) Exhibits

          Exhibit No.

          99.1 Press release concerning earnings of the Registrant for the quarter and year-to-date ended September 30, 1999 is filed as
                    Exhibit 99.1 to this Report.

          99.2 Condensed Consolidated Statement of Earnings for the quarter and year-to-date ended September
                    30, 1999, is filed as Exhibit 99.2 to
                    this Report.

                                SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INFINITY BROADCASTING CORPORATION
                              (Registrant)



                              By:  /s/ Angeline C. Straka
                                   --------------------------
                                   Angeline C. Straka
                                   Vice President and Secretary



Date:  October 29, 1999

EXHIBIT INDEX


	Exhibit No.

          99.1 Press release concerning earnings of the Registrant for the quarter and year-to-date ended September 30, 1999 is filed as
                    Exhibit 99.1 to this Report.

          99.2 Condensed Consolidated Statement of Earnings for the quarter and year-to-date ended September
                    30, 1999, is filed as Exhibit 99.2 to
                    this Report.